Exhibit 99.2

Q3 2012 Earnings Call July 25, 2012

page 2 Forward-Looking Statements and Non-GAAP Measures Forward-Looking Statements -- This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications, computer and consumer electronics industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that Deutsch’s operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Deutsch acquisition may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2011 as well as in our Quarterly Reports on Form 10-Q for the fiscal quarters ended Dec. 30, 2011 and March 30, 2012, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation. / July 2012

Summary Q3 Sales of $3.50 billion; Adjusted EPS of $0.79; Free cash flow of $414 million Sales increased 8% sequentially, up in all segments but slightly below guidance range Weaker Euro negatively impacted sales by $50 million (150 basis points) vs. guidance Adjusted EPS and adjusted operating margin in line with guidance despite lower sales Adjusted operating margin of 14%, up 100 basis points sequentially with improvement in all segments Free cash flow strong; expect > $1.3 billion in FY12 Plan to restart share repurchases in Q4 Sale of Touch Systems and Services businesses completed during the quarter Proceeds of $394 million Q4 Outlook – Sales $3.325 to $3.425 billion; Adjusted EPS $0.72 to $0.76 Weaker Euro and softer telecom network demand Expect to maintain adjusted operating margins of 13.5% - 14.0% Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. page 3 / July 2012

INDUSTRIAL SOLUTIONS NETWORK SOLUTIONS CONSUMER SOLUTIONS TRANSPORTATION SOLUTIONS Automotive Deutsch Industrial Vehicle Industrial Energy Aerospace, Defense & Marine Deutsch Aerospace & Offshore Telecom Enterprise Data Communications Subsea Communications Consumer Devices Appliance New Segments Effective FY 2013 page 4 / July 2012 Steve Merkt Terrence Curtin Joe Donahue James O’Toole

page 5 / July 2012 Q3 Revenue Summary ($ in Millions) Sequential growth in all segments and regions 975 Asia Pacific Y/Y Q/Q Segment Q3 FY12 Q2 FY12 Q3 FY11 Change Change Transportation Solutions $ 1,607 $ 1,457 $ 1,426 13% 10% Communications & Industrial Solutions 1,045 975 1,184 (12%) 7% Network Solutions 847 817 969 (13%) 4% Total $ 3,499 $ 3,249 $ 3,579 (2%) 8% Y/Y Q/Q Region Q3 FY12 Q2 FY12 Q3 FY11 Change Change Americas $1,163 $1,041 $1,157 1% 12% EMEA 1,196 1,131 1,303 (8%) 6% Asia Pacific 1,140 1,077 1,119 2% 6% Total 3,499 3,249 3,579 (2%) 8%

page 6 Transportation Solutions Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. / July 2012 Automotive Organic sales growth by region Asia up 22%, China up 19% Americas up 11% EMEA down 4% Global OEM production of ~20.5 million vehicles, up 10% vs. prior year Aerospace, Defense & Marine Strong growth in commercial aerospace and oil & gas markets Military market down slightly Aerospace & Offshore (AD&M): $78M $96M Industrial Vehicle (Automotive): $174M Deutsch Sales Organic Organic Actual FY12 FY11 FY12 Q3 Q3 Q2 Y/Y Y/Y Q/Q Revenue Summary: FY12 FY11 FY12 Actual Organic Organic ($ in Millions) Automotive $ 1,347 $ 1,239 $ 1,277 9% 7% (1)% Aerospace, Defense & Marine 260 187 180 39% 0% 0% Transportation Solutions $ 1,607 $ 1,426 $ 1,457 13% 6% (1)%

page 7 Communications & Industrial Solutions (CIS) Industrial Slowdown in commercial building, factory automation and rail markets Up 5% sequentially; Americas and Asia up with EMEA flat on an organic basis Consumer Devices Softness in demand for PCs and consumer electronics partially offset by strong growth in tablets and mobile phones Up 9% sequentially due to momentum in the smart phone and tablet markets Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. Data Communications Broadband and wireless spending lower than prior year, particularly in Asia Up 10% sequentially Appliance Weakness in Asia partially offset by growth in Americas and EMEA Up 8% sequentially / July 2012 Organic Organic Actual FY12 FY11 FY12 Q/Q Y/Y Y/Y Q2 Q3 Q3 Q3 Q3 Q2 Y/Y Y/Y Q/Q Revenue Summary: FY12 FY11 FY12 Actual Organic Organic ($ in Millions) Industrial $ 336 $ 400 $ 321 (16)% (14)% 5% Consumer Devices 285 298 262 (4)% (4)% 9% Data Communications 229 274 209 (16)% (15)% 10% Appliance 195 212 183 (8)% (3)% 8% Communications & Industrial Solutions $ 1,045 $ 1,184 $ 975 (12)% (9)% 8%

page 8 Network Solutions Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. Enterprise Networks Weak office network demand partially offset by data center growth Subsea Communications Expect Q4 sales of ~$120 million / July 2012 Telecom Networks Reduced wireline spending in North America and EMEA partially offset by increases in Asia Energy Steady organic growth in all regions led by Americas Sequential organic growth of 5% less than expected as demand softened mid-quarter Organic Organic Actual FY12 FY11 FY12 Q/Q Y/Y Y/Y Q2 Q3 Q3 Q3 Q3 Q2 Y/Y Y/Y Q/Q Revenue Summary: FY12 FY11 FY12 Actual Organic Organic ($ in Millions) Telecom Networks $ 342 $ 413 $ 316 (17)% (15)% 9% Energy 217 225 208 (4)% 3% 6% Enterprise Networks 172 184 172 (7)% (2)% 2% Subsea Communications 116 147 121 (21)% (21)% (4)% Network Solutions $ 847 $ 969 $ 817 (13)% (9)% 5%

page 9 / July 2012 Q3 Financial Summary ($ in Millions, except per share amounts) Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. $ 490 Q3 FY12 Q2 FY12 Q3 FY11 Net Sales $ 3,499 $ 3,249 $ 3,579 Deutsch Charges Operating Income $ 371 $ 385 $ 460 Q3 Q2 Restructuring & Other Charges 25 32 1 Cash $26 $4 Acquisition Related Charges 94 4 10 Non-cash 68 - Adj. Operating Income $ 490 $ 421 $ 471 Total $94 $4 Operating Margin 10.6% 11.8% 12.9% Adjusted Operating Margin 14.0% 13.0% 13.2% GAAP Earnings Per Share $ 0.60 $ 0.62 $ 0.79 Restructuring & Other Charges 0.04 0.05 - Acquisition Related Charges 0.16 0.01 0.02 Tax Items (0.02) - (0.05) Adjusted EPS $ 0.79 $ 0.68 $ 0.76

page 10 Q3 Operating Results Adjusted Gross Margin Performance Gross margin percentage in line with guidance Expect Q4 adjusted gross margin of 31%+ Operating Expense Performance Expect Q4 RD&E of ~5% and SG&A of ~12.5% as percent of sales Adjusted Gross Margin Percentage is a non-GAAP measure; see Appendix for description and reconciliation. ($ in Millions) / July 2012 FY 2008 FY 2009 FY 2010 FY 2011 Q1 FY12 Q2 FY12 Q3 FY12 29.0% 24.5% 31.2% 31.3% 29.7% 31.4% 31.0% 23% 25% 27% 29% 31% 33% 35% Adjusted Gross Margin Percentage Q3 FY12 Q3 FY11 RD&E 173 $ 178 $ SG&A 423 441 Total 596 $ 619 $ % of Sales RD&E 4.9% 5.0% SG&A 12.1% 12.3%

Q3 Other Items

($ in Millions)

	Q3 FY12	Q3 FY11
Interest Expense, Net	$ (42)	$ (34)
Adjusted Other Income, Net	$ 9	$ 9
Income Tax Expense	$ (88)	$ (70)
Effective Tax Rate	*25%*	*17%*
Adj. Income Tax Expense	$ (117)	$ (108)
Adj. Effective Tax Rate	*26%*	*24%*

Adjusted Other Income, Adjusted Income Tax Expense and Adjusted Effective Tax Rate are non-GAAP measures; see Appendix for description and reconciliation.

- **Net Interest Expense**
  - ✓ Expect ~$41 million in Q4
  - ✓ Expect ~$8 million reduction in quarterly net interest expense after payoff of ~$700 million of notes maturing in October
- **Other Income, Net**
  - ✓ Relates to Tax Sharing Agreement
  - ✓ Expect ~$11 million in Q4
- **Income Taxes on Adjusted Income**
  - ✓ Expect 26% adjusted effective tax rate in Q4

TE connectivity

page 11 / July 2012

Q3 Free Cash Flow and Working Capital Capital spending expected to be ~4% for 2012 Expect Free Cash Flow of > $1.3 billion in FY12 ($ in Millions) Free Cash Flow is a non-GAAP measure; see Appendix for description. Working capital levels improved as expected page 12 / July 2012 Q3 FY12 Q3 FY11 Cash from Continuing Operations 498 $ 445 $ Capital Expenditures (115) (143) Proceeds from Sale of PP&E 6 46 Other 25 - Free Cash Flow 414 $ 348 $ A/R - $ 2,393 $ 2,537 $ Days Sales Outstanding 62 64 Inventory (ex. CIP) - $ 1,815 $ 1,847 $ Days on Hand 66 67 Accounts Payable - $ 1,383 $ 1,579 $ Days Outstanding 50 57

Q3 Liquidity, Cash and Debt ($ in Millions) Dividends $0.21 per share paid in June Deutsch funding of ~$2 billion Sale of Touch and Services completed - $394 million in proceeds Share repurchases to restart in Q4 Expecting ~$3 billion of debt in fiscal 2013 Free Cash Flow is a non-GAAP measure; see Appendix for description. page 13 / July 2012 Q3 FY12 Q3 FY11 Beginning Cash Balance 2,866 $ 1,239 $ Free Cash Flow 414 348 Dividends (90) (79) Deutsch acquisition (1,384) - (642) (95) (219) - Proceeds from sales of business 394 - Sale of ADC patents - 68 Share repurchases - (259) Other (37) (10) Ending Cash Balance 1,302 $ 1,212 $ Total Debt 3,759 $ 2,654 $ Net decrease in commercial paper Repayment of debt page 14 Q3 Orders Summary / July 2012 ($ in Millions) Segment Q3 FY12 Q2 FY12 Q3 FY11 Y/Y Change Q/Q Change Transportation Solutions 1,615 $ 1,488 $ 1,433 $ 13% 9% Book to Bill 1.01 1.02 1.00 Communications & Industrial Solutions 1,011 983 1,184 (15)% 3% Book to Bill 0.97 1.01 1.00 Network Solutions Excl. Subsea Communications 720 753 821 (12)% (4)% Book to Bill 0.99 1.08 1.00 Total Excluding Subsea Communications 3,347 3,224 3,438 (3)% 4% Book to Bill 0.99 1.03 1.00 Subsea Communications 111 41 282 Total 3,458 $ 3,265 $ 3,720 $ (7)% 6% Book to Bill 0.99 1.01 1.04

Q4 2012 Outlook*

Q4 Outlook*

($ in Millions, except per share amounts)

Sales	$3,325	to	$3,425
Growth vs. 13 Week Prior Year	-5%	to	-2%
Growth vs. Prior Quarter	-5%	to	-2%
Adjusted EPS	$0.72	to	$0.76
Growth vs 13 Week Prior Year	-9%	to	-4%
Growth vs. Prior Quarter	-9%	to	-4%

Q4 Guidance Mid-Point Reconciliation

	Sales	Adjusted EPS
Apr. 25th Outlook	$3,630	$0.83
Fx	(80)	(0.02)
Volume	(175)	(0.07)
Guidance Mid-Point	$3,375	$0.74
Guidance Range	*$3,325 to $3,425*	*$0.72 to $0.76*
Prior Year (13 Weeks)	$3,486	$0.79

Transportation Solutions down slightly sequentially due to seasonality; no change from prior outlook

- Estimated auto production of ~19.5 million vehicles
- Deutsch sales of ~$180 million

Network Solutions down ~3% sequentially

- Telecom down about 5%; carrier spending remains lower than expected
- Subsea Communications sales ~$120 million; equal to Q3

CIS down ~4% sequentially

- Increased demand in Consumer Devices offset by declines in Industrial and Appliance markets

Negative impact from Fx

- ~$190 million sales (~600 basis points) and $0.05 EPS versus prior year
- ~$35 million of sales (~100 basis points) and $0.01 of EPS versus prior quarter

TE connectivity

* Assumes current commodity and currency exchange rates. Adjusted EPS and Organic Sales Growth are non-GAAP measures; see Appendix for description. Growth comparisons to prior year exclude the impact of an additional week in the fourth quarter of fiscal 2011.

page 15 / July 2012

Full Year 2012 Outlook*

Full Year 2012 Outlook*

($ in Millions, except per share amounts)

Sales	$13,250	to	$13,350
Growth vs 52 Week Prior Year:			
Actual	*-2%*	*to*	*-1%*
Organic	*-3%*	*to*	*-2%*
Adjusted EPS	$2.82	to	$2.86
Growth vs 52 Week Prior Year	*-4%*	*to*	*-3%*

Full Year Guidance Mid-Point Reconciliation

	Sales	Adjusted EPS
Apr. 25th Outlook	$13,650	$2.93
Fx	(125)	(0.03)
Volume	(225)	(0.06)
Guidance Mid-Point	$13,300	$2.84
Guidance Range	*13,250 to $13,350*	*$2.82 to $2.86*
Prior Year (52 Weeks)	$13,511	$2.95

Transportation Solutions up ~9% vs. prior year

- Up ~7% organically
  - ✓ Estimated auto production of ~81 million vehicles
  - ✓ Improved commercial air market
- Deutsch adds ~$360 million to sales

Network Solutions down ~4% vs. prior year

- Declines in North American and EMEA carrier spending partially offset by increases in Asia
- Subsea Communications sales ~$490 million versus $569 million in FY11

CIS down ~13% year on year

- Impacted by distributor inventory corrections
- Slow recovery in Industrial and Data Communications markets

Negative impact from Fx of ~$400 million revenues (~300 basis points) and $0.09 of EPS vs. prior year

* Assumes current commodity and currency exchange rates. Adjusted EPS and Organic Sales Growth are non-GAAP measures; see Appendix for description. Growth comparisons to prior year exclude the impact of an additional week in the fourth quarter of fiscal 2011.

TE connectivity page 16 / July 2012

page 17 Q & A / July 2012

page 18 Appendix / July 2012

page 19 Non-GAAP Measures “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” “Free Cash Flow” (FCF), and “EBITDA” are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates, acquisitions and divestitures, if any, and an additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity and the impact of an additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. We present gross margin and adjusted gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges, if any ("Adjusted Gross Margin“ and “Adjusted Gross Margin Percentage”). We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. We present operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any, that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. We present operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. We present other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles / July 2012

page 20 Non-GAAP Measures (cont.) We present income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. “Free Cash Flow” (FCF) is a useful measure of our performance and ability to generate cash. It also is a significant component in our incentive compensation plans. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe free cash flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. The difference reflects the impact from net capital expenditures, voluntary pension contributions, and special items, if any. / July 2012 page 21 Non-GAAP Measures (cont.) Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating free cash flow. We believe investors should consider these items in evaluating our free cash flow. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The primary limitation of this measure is that it excludes items that have an impact on our GAAP cash flow. Also, it subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. It should not be inferred that the entire free cash flow amount is available for future discretionary expenditures, as our definition of free cash flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of free cash flow. “EBITDA” (earnings before interest, taxes, depreciation and amortization) is a non-GAAP measure and should not be considered a replacement for GAAP results. EBITDA is not intended to represent results of operations in accordance with GAAP and should not be considered a substitute for net income or any other operating measure prepared in accordance with GAAP. Because we do not predict the amount and timing of special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, we do not provide reconciliations to GAAP of our forward-looking financial measures. / July 2012

Net Sales Growth Reconciliation – Q3 12 vs. Q3 11

	Change in Net Sales for the Quarter Ended June 29, 2012 versus Net Sales for the Quarter Ended June 24, 2011						Percentage of Segment's Total Net Sales for the Quarter Ended June 29, 2012
	Organic [1]		Translation [2]	Acquisition	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 85	6.9 %	$ (73)	$ 96	$ 108	8.7 %	84 %
Aerospace, Defense, and Marine	1	0.2	(6)	78	73	39.0	16
Total	86	6.1	(79)	174	181	12.7	100 %
Communications and Industrial Solutions [3]:							
Industrial	(53)	(13.6)	(11)	-	(64)	(16.0)	32
Consumer Devices	(11)	(3.6)	(2)	-	(13)	(4.4)	27
Data Communications	(41)	(14.9)	(4)	-	(45)	(16.4)	22
Appliance	(6)	(2.9)	(11)	-	(17)	(8.0)	19
Total	(111)	(9.4)	(28)	-	(139)	(11.7)	100 %
Network Solutions [3]:							
Telecom Networks	(60)	(14.5)	(11)	-	(71)	(17.2)	40
Energy	8	3.4	(16)	-	(8)	(3.6)	26
Enterprise Networks	(4)	(2.4)	(8)	-	(12)	(6.5)	20
Subsea Communications	(30)	(20.5)	(1)	-	(31)	(21.1)	14
Total	(86)	(8.9)	(36)	-	(122)	(12.6)	100 %
Total	$ (111)	(3.1) %	$ (143)	$ 174	$ (80)	(2.2) %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 22 / July 2012

Net Sales Growth Reconciliation – Q3 12 vs. Q2 12

	Change in Net Sales for the Quarter Ended June 29, 2012 versus Net Sales for the Quarter Ended March 30, 2012						Percentage of Segment's Total Net Sales for the Quarter Ended
	Organic [1]		Translation [2]	Acquisition	Total		June 29, 2012
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ (10)	(0.9) %	$ (15)	$ 96	$ 71	5.6 %	84 %
Aerospace, Defense, and Marine	1	0.3	-	78	79	43.6	16
Total	(9)	(0.6)	(15)	174	150	10.3	100 %
Communications and Industrial Solutions [3]:							
Industrial	20	5.3	(5)	-	15	4.7	32
Consumer Devices	24	9.1	(1)	-	23	8.8	27
Data Communications	21	10.1	(1)	-	20	9.6	22
Appliance	14	7.5	(2)	-	12	6.6	19
Total	79	8.1	(9)	-	70	7.2	100 %
Network Solutions [3]:							
Telecom Networks	29	8.9	(3)	-	26	8.2	40
Energy	13	5.9	(4)	-	9	4.3	26
Enterprise Networks	4	2.0	(4)	-	-	-	20
Subsea Communications	(5)	(4.1)	-	-	(5)	(4.1)	14
Total	41	5.0	(11)	-	30	3.7	100 %
Total	$ 111	3.4 %	$ (35)	$ 174	$ 250	7.7 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 23 / July 2012

page 24 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 29, 2012 / July 2012 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 183 $ 94 $ 3 $ - $ 280 $ Communications and Industrial Solutions 96 - 16 - 112 Network Solutions 92 - 6 - 98 Total 371 $ 94 $ 25 $ - $ 490 $ Operating Margin 10.6% 14.0% Other Income, Net 19 $ - $ - $ (10) $ 9 $ Income Tax Expense (88) $ (23) $ (6) $ - $ (117) $ Effective Tax Rate 25.3% 25.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 260 $ 71 $ 19 $ (10) $ 340 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.60 $ 0.16 $ 0.04 $ (0.02) $ 0.79 $ (3) See description of non-GAAP measures contained in this appendix. (2) Relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. ($ in millions, except per share data) Adjustments (1) Includes $68 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $15 million of acquisition and integration costs, and $11 million of restructuring costs.

page 25 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 24, 2011 / July 2012 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 211 $ - $ (13) $ - $ 198 $ Communications and Industrial Solutions 120 - 11 - 131 Network Solutions 129 10 3 - 142 Total 460 $ 10 $ 1 $ - $ 471 $ Operating Margin 12.9% 13.2% Other Income (Expense), Net (5) $ - $ - $ 14 $ 9 $ Income Tax Expense (70) $ (3) $ - $ (35) $ (108) $ Effective Tax Rate 16.6% 24.2% Income from Continuing Operations Ltd. 349 $ 7 $ 1 $ (21) $ 336 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.79 $ 0.02 $ - $ (0.05) $ 0.76 $ (3) See description of non-GAAP measures contained in this appendix. (1) Includes $7 million of restructuring charges, $2 million of non-cash amortization associated with acquisition accounting- related adjustments recorded in cost of sales, and $1 million of acquisition and integration costs. (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. ($ in millions, except per share data) Adjustments page 26 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 30, 2012 / July 2012 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges Charges, Net (Non-GAAP) (1) Operating Income: Transportation Solutions 227 $ 4 $ 2 $ 233 $ Communications and Industrial Solutions 75 - 18 93 Network Solutions 83 - 12 95 Total 385 $ 4 $ 32 $ 421 $ Operating Margin 11.8% 13.0% Other Income, Net 11 $ - $ - $ 11 $ Income Tax Expense (91) $ - $ (9) $ (100) $ Effective Tax Rate 25.3% 25.3% Income from Continuing Operations Attributable to TE Connectivity Ltd. 267 $ 4 $ 23 $ 294 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.62 $ 0.01 $ 0.05 $ 0.68 $ (1) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) Adjustments page 27 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2011 / July 2012 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 848 $ - $ (14) $ - $ 834 $ Communications and Industrial Solutions 515 - 65 - 580 Network Solutions 324 138 5 - 467 Total 1,687 $ 138 $ 56 $ - $ 1,881 $ Operating Margin 12.2% 13.7% Other Income, Net 27 $ - $ - $ 14 $ 41 $ Income Tax Expense (347) $ (35) $ (18) $ (35) $ (435) $ Effective Tax Rate 22.0% 24.4% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,223 $ 103 $ 38 $ (21) $ 1,343 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.76 $ 0.23 $ 0.09 $ (0.05) $ 3.03 $ Adjustments (3) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) (1) Includes $80 million of restructuring charges, $39 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of acquisition and integration costs. (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien.

page 28 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2011 / July 2012 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) Operating Income: Transportation Solutions 237 $ - $ 4 $ 241 $ Communications and Industrial Solutions 89 - 51 140 Network Solutions 119 23 1 143 Total 445 $ 23 $ 56 $ 524 $ Operating Margin 11.9% 14.0% Other Income, Net 14 $ - $ - $ 14 $ Income Tax Expense (100) $ (7) $ (17) $ (124) $ Effective Tax Rate 23.8% 24.8% Income from Continuing Operations Attributable to TE Connectivity Ltd. 320 $ 16 $ 39 $ 375 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.74 $ 0.04 $ 0.09 $ 0.87 $ (2) See description of non-GAAP measures contained in this appendix. (1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales. ($ in millions, except per share data) Adjustments page 29 Gross Margin & Gross Margin Percentage Reconciliation / July 2012 For the Quarters Ended September 26, September 25, September 24, September 30, December 30, March 30, June 29, 2008 2009 2010 2011 2011 2012 2012 ($ in millions) Net sales 13,927 $ 9,926 $ 11,681 $ 13,778 $ 3,170 $ 3,249 $ 3,499 $ Cost of sales 9,895 7,490 8,038 9,507 2,227 2,228 2,481 Gross margin 4,032 2,436 3,643 4,271 943 1,021 1,018 Gross margin percentage 29.0% 24.5% 31.2% 31.0% 29.7% 31.4% 29.1% Restructuring and Other Charges (Credits) 9 (2) (3) - - - - Acquisition Related Charges - - - 39 - - 68 Adjusted gross margin (1) 4,041 $ 2,434 $ 3,640 $ 4,310 $ 943 $ 1,021 $ 1,086 $ Adjusted gross margin percentage (1) 29.0% 24.5% 31.2% 31.3% 29.7% 31.4% 31.0% (1) See description of non-GAAP measures contained in this appendix. For the Years Ended

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the 13 Week Quarter Ended September 30, 2011 page 30 / July 2012 Adjustment Acquisition Restructuring 14 Weeks 13 Weeks 14 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net Tax Items (Non-GAAP) (2) 14th Week (3) (Non-GAAP) (4) Operating Income 445 $ 23 $ 56 $ - $ 524 $ (52) $ 472 $ Operating Margin 11.9% 14.0% 13.5% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.74 $ 0.04 $ 0.09 $ - $ 0.87 $ (0.08) $ 0.79 $ (3) Estimated impact of the 14th week using an average weekly sales figure for the last month of the fiscal year. (1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales. (2) See description of non-GAAP measures contained in this appendix. (4) Excludes the impact of an additional week in the fourth quarter of fiscal 2011. ($ in millions, except per share data) Adjustments page 31 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the 52 Week Year Ended September 30, 2011 / July 2012 Adjustment Acquisition Restructuring 53 Weeks 52 Weeks 53 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net Tax Items (2) (Non-GAAP) (3) 53rd Week (4) (Non-GAAP) (5) Operating Income 1,687 $ 138 $ 56 $ - $ 1,881 $ (52) $ 1,829 $ Operating Margin 12.2% 13.7% 13.5% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.76 $ 0.23 $ 0.09 $ (0.05) $ 3.03 $ (0.08) $ 2.95 $ (5) Excludes the impact of an additional week in the fourth quarter of fiscal 2011. ($ in millions, except per share data) Adjustments (3) See description of non-GAAP measures contained in this appendix. (1) Includes $80 million of restructuring charges, $39 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of ADC acquisition and integration costs. (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. (4) Estimated impact of the 53rd week using an average weekly sales figure for the last month of the fiscal year.